UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Coeptis Therapeutics Holdings, Inc.

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Preliminary Proxy Statement

Subject to Completion, Dated November 7, 2023

Dear Stockholder,

You are cordially invited to attend our 2023 Annual Meeting of Stockholders on December ____, 2023 at 10:00 a.m. (Eastern Time), which will be held virtually. As always, we encourage you to vote your shares prior to the Annual Meeting.

The agenda for the Annual Meeting is set forth in the accompanying Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” proposals 1 – 5 on the agenda for the Annual Meeting.

We look forward to virtually greeting those of you who are able to attend the Annual Meeting.

To ensure that you will be represented, we ask you to vote by telephone, mail, or over the Internet as soon as possible. You can vote at the Annual Meeting in person or by proxy and you may revoke your proxy at any time prior to its exercise at the Annual Meeting.

Thank you for your continued support and cooperation.

Very truly yours,

David Mehalick
Chief Executive Officer

Wexford, Pennsylvania
November ____, 2023

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE

FIRST BEING DISSEMINATED TO STOCKHOLDERS ON OR ABOUT November _____, 2023.

Preliminary Proxy Statement

Subject to Completion, Dated November 7, 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF

COEPTIS THERAPUETICS HOLDINGS, INC.

To the Stockholders of Coeptis Therapeutics Holdings, Inc.:

Notice is hereby given that the 2023 Annual Meeting of Stockholders of Coeptis Therapeutics Holdings, Inc. (“we,” “us,” “the Company” or “Coeptis”) will take place virtually on December ______, 2023 at 10:00 a.m. (Eastern Time).

ACCESS: The annual meeting will be a virtual meeting held over the internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/COEP2023 and entering your 16-digit control number included in your Important Notice Regarding the Availability of Proxy Materials, or the Notice, or proxy card. For further information about the virtual annual meeting, please see the Important Information about the Annual Meeting and Voting beginning on page 3.

PROPOSAL:

1.	To elect seven (7) members to our board of directors;

2.	To ratify the appointment of Turner Stone & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying warrants originally issued by the Company in June 2023 and October 2023;

4.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers;

5.	To approve an amendment to the Company’s 2022 Equity Incentive Plan, as amended, or the 2022 Plan, to add 5,000,000 shares for issuance under the 2022 Plan; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

These Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting.

WHO MAY VOTE: You may vote if you were the record owner of Coeptis Therapeutics Holdings, Inc. common stock at the close of business on November 3, 2023 (the “Record Date”). A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, either electronically or at our principal executive offices located at 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090.

PROXY CARDS ARE ENCLOSED SO STOCKHOLDERS CAN VOTE THEIR SHARES OF THE COMPANY’S COMMON STOCK. IT IS IMPORTANT THAT EACH STOCKHOLDER EXERCISE HIS/HER RIGHT TO VOTE.

Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail by following the instructions contained in this proxy statement or in the Notice to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If you participate in and vote your shares at the annual meeting, your proxy will not be used.

Although we have mailed the Notice, this Proxy, our 2022 Annual Report to Stockholders and other Proxy materials to you, the proxy statement and our 2022 Annual Report to Stockholders are also available at: www.ProxyVote.com.

BY ORDER OF THE BOARD OF DIRECTORS,

David Mehalick
Chairman of the Board of Directors

Wexford, Pennsylvania

[_________], 2023

IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS LISTED ON THE PROXY CARD.

Preliminary Proxy Statement

Subject to Completion, Dated November 7, 2023

105 Bradford Rd, Suite 420

Wexford, Pennsylvania 15090

PROXY STATEMENT

This Proxy Statement and the accompanying proxy card are being furnished to holders of Coeptis Therapeutics Holdings, Inc. common stock, par value $0.0001 per share (“Common Stock”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on December [________], 2023 at 10:00 a.m. (Eastern Time) and at any adjournment or postponement thereof pursuant to the accompanying Notice of Annual Meeting of Stockholders.

To be admitted to the Annual Meeting virtually, you must go online to ww.virtualshareholdermeeting.com/COEP2023 and enter the control number that is printed in the box marked by the arrow on your proxy card. If you attend the meeting virtually, you may vote during the Annual Meeting by following the instructions available on the meeting website.

Copies of this Proxy Statement and proxies to vote the Common Stock are being sent to stockholders on or about November ____, 2023.

The agenda of the Annual Meeting will be as follows:

1.	To elect seven (7) members to our board of directors;

2.	To ratify the appointment of Turner Stone & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying warrants originally issued by the Company in June 2023 and October 2023;

4.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers;

5.	To approve an amendment to the Company’s 2022 Equity Incentive Plan, as amended, or the 2022 Plan, to add 5,000,000 shares for issuance under the 2022 Plan; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

Currently, we are not aware of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING

What is the purpose of this Proxy Statement and the 2022 Annual Report to Stockholders?

Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held solely by means of live audio webcast online at www.virtualshareholdermeeting.com/COEP2023, on ________________, December ____, 2023, at 10:00 a.m. (Eastern Daylight Time). This Proxy Statement contains important information about the matters to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance matters, and certain other required information. Our 2022 Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”), contains information about our business, our audited financial statements and other important information that we are required to disclose under the SEC’s rules.

As many of our Stockholders may be unable to virtually attend the Annual Meeting, proxies are solicited to give each Stockholders an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.

Why did you send me this proxy statement?

We sent you this proxy statement and proxy card because our board of directors is soliciting your proxy to vote at the Annual Meeting and any adjournment and postponement thereof. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card or vote over the Internet, by phone, or by fax.

How do I attend the Annual Meeting?

The Annual Meeting will be held virtually via live webcast at www.virtualstockholdermeeting.com/COEP2023 on December _______, 2023 at 10:00 a.m. (Eastern Time). To attend the meeting, you will need the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials. Online check-in will begin at 9:45 a.m. (Eastern Time) and you should allow ample time for the check-in procedures. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to vote before and during the Annual Meeting is discussed below.

What is the purpose of the Annual Meeting?

For stockholders to vote on the following proposals:

1.	To elect seven (7) members to our board of directors;

2.	To ratify the appointment of Turner Stone & Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, for the purpose of Nasdaq Marketplace Rule 5635(d), the issuance of shares of common stock underlying warrants originally issued by the Company in June 2023 and October 2023;

4.	To approve an amendment to the Company’s 2022 Equity Incentive Plan, as amended, or the 2022 Plan, to add 5,000,000 shares for issuance under the 2022 Plan;

5.	To conduct a non-binding advisory vote to approve the compensation of our named executive officers; and

6.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

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How does the Board of Directors recommend I vote on these proposals?

The Board recommends that you vote:

•	"FOR" the election of all directors (Proposal 1);
•	"FOR" the reappointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for 2023 (Proposal 2);
•	"FOR" the approval of the issuance the issuance of shares of common stock underlying warrants originally issued by the Company in June 2023 and October 2023 (Proposal 3);
•	"FOR" the amendment to the Company’s 2022 Equity Incentive Plan, as amended, or the 2022 Plan, to add 5,000,0000 shares for issuance under the 2022 Plan (Proposal 4); and
•	"FOR" the advisory vote on executive compensation (Proposal 5).

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the close of business on November 3, 2023 (the “Record Date”) may vote at the Annual Meeting. As of the Record Date, there were 34,108,036 shares of common stock outstanding. Each share of common stock is entitled to one vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us. As a stockholder of record, you may vote your shares at the Annual Meeting or by proxy as described below.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the proxy materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote through the internet before or during the Annual Meeting, by proxy through the internet or by telephone or by proxy using the proxy card included with the proxy materials. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

•	To vote using the proxy card, complete, sign and date the proxy card that is included in the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•	To vote over the telephone, dial toll-free [_______________________] using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern Daylight Time on [_________], 2023 to be counted.
•	To vote through the internet before the meeting, please visit www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on [____________], 2023 to be counted.
•	To vote through the internet during the meeting, please visit www.virtualstockholdermeeting.com/COEP2023. You will be asked to provide the 16-digit control number included in the Notice, your proxy card or the instructions that accompanied your proxy materials.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice containing voting instructions from that organization rather than from the Company. Follow the voting instructions in the Notice to ensure that your vote is counted. To vote through the internet during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

If I submit a proxy, how will it be voted?

When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to our Corporate Secretary to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy before it is exercised by:

•	Written notice to our Corporate Secretary at 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090; or
•	Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet.

Your most current proxy card or telephone or internet proxy is the one that is counted. If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What constitutes a quorum at the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be present or represented to conduct business at the Annual Meeting. On the Record Date, there were 34,108,036 shares outstanding and entitled to vote. Thus, the holders of at least 17,054,019 shares must be present in person or represented by proxy at the meeting to have a quorum. Your shares will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.

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What is the voting requirement to approve each of the proposals?

Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of directors	Plurality of votes present	No
Approval of the issuance of common stock upon exercise of the Series A Warrants and the Series B Warrants	Majority of votes cast	Yes
Reappointment of independent registered public accounting firm	Majority of votes cast	Yes
Advisory vote on executive compensation	Majority of votes cast	No

Who pays for the cost of this proxy solicitation?

We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

How do I submit a stockholder proposal for consideration at next year’s annual meeting of stockholders?

To be considered for inclusion in our proxy materials for our 2024 Annual Meeting of Stockholders, your proposal must be submitted in writing by December 30, 2023 to our Corporate Secretary at 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, if the 2024 Annual Meeting of Stockholders is advanced by more than 30 days prior to or delayed by more than 30 days after [__________], 2024, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [__________], 2024.

Pursuant to our Bylaws, if you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must do so not less than 90 days prior to the 2024 Annual Meeting; provided, however, that in the event that less than 100 day’s notice of prior public disclosure of the date of the 2024 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2024 Annual Meeting was mailed or such public disclosure was made. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

As detailed in our Bylaws, to bring a proposal before an annual meeting of stockholders, your notice of your proposal to our Corporate Secretary must include: (i) your name and address, and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed; (ii) a representation that you are a holder of record of stock of the Company entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduced the business specified in the notice; (iii) if applicable, a description of all arrangements or understandings between you and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made; (iv) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; and (v) if applicable, the consent of each nominee to serve as director of the Company if so elected.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board currently consists of seven (7) members. At each annual meeting, the stockholders shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term of one year or until such time as his or her successor shall have been elected and qualified or until his or her earlier resignation, removal from office or death.

The table below sets forth information with respect to our directors as of November _____, 2023:

Executive Officers and Directors	Age	Position
David Mehalick	55	Chairman
Daniel Yerace	40	Director
Christopher Calise	50	Director
Tara Maria DeSilva	55	Director
Philippe Deschamps	61	Director
Christopher Cochran	54	Director
Gene Salkind	70	Director

Biographical information for each director nominee is contained in the following section. If elected at the Annual Meeting, each of these nominees will serve for a term expiring at the 2024 annual meeting of stockholders or until his or her successor shall have been elected and qualified or until earlier resignation, removal from office or death. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of all directors.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

Resolved, that David Mehalick, Daniel Yerace, Christopher Calise, Tara Maria DeSilva, Philippe Deschamps, Christopher Cochran and Gene Salkind shall each be re-elected as directors of the Company, each to serve in such capacity until the Company’s next annual meeting or until such director’s successor is duly elected and qualified or until such director’s earlier resignation or retirement.

The Board recommends a vote "FOR" the election of all directors.

DIRECTOR BIOGRAPHIES

David Mehalick: Mr. Mehalick has over 30 years of experience across a variety of industries including life sciences, technology, financial services, military contracting, entertainment, and consumer products. He has served as our Chief Executive Officer since October 2016. Since March 2004, Mr. Mehalick has served as the Managing Director of Steeltown Consulting Group, a business consulting company through which he advises clients on business organizational and management strategies and solutions. Mr. Mehalick was the Chief Financial Officer of Information Technology Procurement Sourcing, Inc. (“ITPS”), a computer hardware and software company, from March 2017 to September 2017. In January 2019, ITPS filed a petition for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. Mr. Mehalick was the First Vice President at Gruntal and Co. from March 1992 to April 1995 and Senior Vice President at First Union Capital Markets from May 1995 to June 1998 and Senior Vice President at Ferris, Baker Watts, Inc., an investment banking firm from June 1998 to January 2001. Mr. Mehalick attended the University of Pittsburgh. We believe that Mr. Mehalick’s three decades in business management and more than a decade in life sciences qualifies him to serve as a director of the Company.

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Daniel Yerace: Dan Yerace is a co-founder of Coeptis Pharmaceuticals and serves as the Vice President of Operations. Mr. Yerace has over ten years of experience in the pharmaceutical industry and is a key strategist responsible for supply chain management, business development, portfolio management, and corporate strategy. Mr. Yerace has broad operational experience and has held leadership positions in procurement, global supply chain management, operations, and business development for small private firms and fortune 500 multi-national corporations. Prior to joining Coeptis, Mr. Yerace served as Senior Director of Global Supply Chain and Commercial Business Development for Kadmon Pharmaceuticals. Mr. Yerace holds a bachelor’s degree in economics, and a Master of Business Administration from Waynesburg University.

Christopher Calise: Mr. Calise has served as a director since our inception, and has remained a member of the Company’s board of directors following the Merger. He has over 15 years of experience in the finance and insurance industries and has been responsible for setting the strategic vision for Crown Global, a domestic and international private placement insurance holding company, as well as overseeing its day-to-day management, including finance, operations and sales, since 2010. He also works closely with both internal and external sales and marketing in the development of new product initiatives, as well as evaluating new markets. Prior to joining Crown Global, Mr. Calise was a principal at LSC Investors, LLC, from 2001 to 2009, where he advised The Second City, Inc. and Narciso Rodriguez and restructured Phillips de Pury & Luxembourg, a large global auction house. From 1999 to 2001, he was an associate with Crown Capital Group, Inc., a private equity investment firm focused on assisting middle-market companies build value over the long term and was one of the founding members of Fresh Direct, LLC. Mr. Calise was also a consultant with the Industrial Products Group at PriceWaterhouse in its Chicago office, from 1997 to 1999. Mr. Calise is a member of the board of Song4Life and Student Finance League Inc. Mr. Calise received a Bachelor of Arts in Economics from the University of Chicago, as well as certifications in insurance and finance. We believe Mr. Calise is qualified to serve as our director due to his operational and executive experience.

Tara Maria DeSilva, Ph.D.: Dr. DeSilva has been an Associate Professor at the Cleveland Clinic and Case Western Reserve University School of Medicine since March 2016. She serves as Vice Chair for the Department of Neurosciences, Lerner Research Institute, Cleveland Clinic. She was an Assistant Professor at University of Alabama at Birmingham from January 2010 to February 2016. Dr. DeSilva receives funding from the National Institutes of Health, National Science Foundation, and the National Multiple Sclerosis Society. She serves on many government and foundation scientific grant review panels including the National Institutes of Health and National Multiple Sclerosis Society. Dr. DeSilva received her B.S. in Biochemistry from Albright College, her M.S. and Ph.D. in Biological Chemistry from the University of Pennsylvania and completed her postdoctoral training at Children’s Hospital Boston, Harvard Medical School. We believe Dr. DeSilva is well qualified to serve on the board due to her expertise in neuroscience and research.

Philippe Deschamps: Mr. Deschamps is an experienced healthcare executive who has served as CEO of four companies over the last 20 years. Since March 2022, Mr. Deschamps has served as the President and CEO of ChitogenX Inc. (formerly Ortho Regenerative Technologies), where he is focused primarily on expansion of commercial uses for the company’s proprietary bio-polymer drug combination products. From 2012 to 2020, he co-founded and served as CEO of Helius Medical Technologies (Nasdaq: HSDT), a neurotech company. From 2002 to 2011, he served as President and CEO of GSW Worldwide, a leading healthcare commercialization company, and from 2011 to 2012 served as CEO of MediMedia Health, a private equity owned company. Prior to his CEO experience he spent 13 years at Bristol-Myers Squibb (NYSE: BMY) from 1986 to 1998, including serving as director of neuroscience marketing from where he oversaw the company’s neuroscience products including BuSpar and Serzone and Stadol NS. Mr. Deschamps also holds the position as President of Deschamps Global Commercialization LLC, a healthcare commercialization consulting company he founded where he has served clients as a consultant in the pharmaceutical and medical tech industries from 2020 to 2022. Mr. Deschamps received a BSc. from the University of Ottawa in Canada. We believe Mr. Deschamps is well qualified to serve on the board due to his extensive experience in the healthcare industry and his public company experience.

Christopher Cochran: Mr. Cochran is currently the President of BluChip Solutions, a provider of IT solutions for complex problems, an entity that he founded in 2008. From March 2012 to May 2013, Mr. Cochran held leadership positions within different companies, including serving as the EVP of Sales & Marketing for Velocity World Media, a private experiential television network. Additionally, from March 2010 to February 2012, Mr. Cochran worked as an Enterprise Cloud Sales Executive for Hewlett Packard Enterprise. From April 2008 to January 2010, Mr. Cochran served as the Executive Director of Sales and Operations for ASGN Inc. (NYSE: ASGN), formerly Apex Systems, a leading provider of IT services. From 2008 to 2010, Mr. Cochran worked at Mastech Digital (Nasdaq: MHH), a publicly-traded company, where he held various roles, including Senior Vice President of Global Sales and Operations from February 2004 to April 2008, where he reported directly to the CEO. From May 2014 to May 2016, Mr. Cochran served on the Board of Trustees for the Pine-Richland Opportunities Fund, a non-profit educational foundation providing staff grants and student scholarships, and he currently serves as Director of the Christian Cochran Legacy Fund through the Pittsburgh Foundation. Mr. Cochran received his Bachelor of Science in Public Administration and International Law from the University of Tennessee in 1993. We believe Mr. Cochran is well qualified to serve on the board due to his public company experience and expertise in business operations.

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Gene Salkind, M.D.: Mr. Salkind has been a practicing neurosurgeon within the Philadelphia area for more than 35 years. He graduated from the University of Pennsylvania in 1974 with a B.A., Cum Laude, and received his medical degree from the Lewis Katz School of Medicine in 1979. He returned to the University of Pennsylvania for his neurosurgical residency, and in 1985 was selected as the Chief Resident in Neurosurgery at the Hospital of the University of Pennsylvania. Since 1985, Dr. Salkind has served in a university affiliated practice of general neurological surgery. Since 2005, Dr. Salkind has served as the Chief of Neurosurgery at Holy Redeemer Hospital. He previously served as the Chief of Neurosurgery at Albert Einstein Medical Center and Jeanes Hospital in Philadelphia in the late 1990s. He has authored numerous peer reviewed journal articles and has given lectures throughout the country on various neurosurgical topics. He has also held professorships at the University of Pennsylvania, the Allegheny Health Education and Research Foundation, and is currently at the Lewis Katz School of Medicine. Since 2019, Dr. Salkind has also been on the board of directors of Cure Pharmaceutical Corporation (OTCMKTS: CURR), a biopharmaceutical company focusing on the development and manufacturing of drug formulation and drug delivery technologies in novel dosage forms, and has been the Chairman of Mobiquity Technologies Inc. (Nasdaq: MOBQ), a leading provider of next-generation advertising technology. Dr. Salkind is also a member of the Strategic Advisory Board of BioSymetrics Inc., a company that has built data servicing tools to benefit health and health and hospital systems, biopharma, drug discovery, and the precision medicine field. In addition, from 2004 to 2019, Dr. Salkind served as a board member of Derm Tech International, a global leader in non-invasive dermatological molecular diagnostics. We believe Dr. Salkind is well qualified to serve on the board due to his expertise in life science industry.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of the Company’s Code of Business Conduct and Ethics is posted on the Corporate Governance portion of the Company’s website. The Company will post amendments to its Code of Business Conduct and Ethics or waivers of its Code of Business Conduct and Ethics for directors and officers on the same website or in a current report on Form 8-K.

Director Independence

Four of our directors standing for reelection meet the definition of “independence” per Rule 10C-1 under the Exchange Act and under the rules of the NASDAQ Stock Market (“Nasdaq”).

Risk Oversight

The Audit Committee of our Board is responsible for overseeing our risk management process. Our Audit Committee focuses on our general risk management policies and strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Compensation Committee Interlocks and Insider Participation

None of the Company’s officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on the Company’s compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Board.

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Communications with Directors

Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that require prompt attention and will regularly provide our Board with a summary of all substantive communications.

Board Qualifications

Our Board has delegated to our Nominating and Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Our Nominating and Governance Committee selects individuals for nomination to our Board based on the following criteria. Nominees for director must:

•	Possess unquestionable moral and ethical character and core values.
•	Have a genuine interest in Coeptis and recognition that as a member of our Board, each director is accountable to all of our stockholders, not to any particular interest group.
•	Have a background that demonstrates experience, expertise and education in areas such as consumer product marketing, corporate strategy, technology, cybersecurity, financial and regulatory affairs, international sales and distribution and general management.
•	Have no conflict of interest or legal impediment that would interfere with the duty of loyalty owed to Coeptis and our stockholders.
•	Have the ability and willingness to make the personal commitment to invest the time, schedule and workload to be an active, participatory member of our Board and the Board’s responsibilities and commitment to corporate best practices.
•	Be compatible and able to work well with other directors, executives and other employees in a team effort with a view to a long-term relationship with Coeptis as a director.
•	Have independent opinions and be willing to state them in a constructive manner.

Directors are selected on the basis of talent and experience. Diversity of background, including diversity of gender, race, ethnic or geographic origin and age, and education and experience in business, the pharmaceuticals business, product marketing, product distribution and manufacturing and other areas relevant to our activities are factors in the selection process. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by Nasdaq is also a factor in the nominee selection process. For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement.

Director Nominations

The Nominating and Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our corporate governance guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled “Questions and Answers on Meeting and Voting - How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?”

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Attendance at Annual Meeting

Directors are expected to attend our annual meetings of stockholders.

Board Meetings and Committees

Our Board of Directors met 22 times during 2022. Our Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Each committee is governed by a written charter. In 2022, each director attended all of the meetings of the Board and the committees on which such director serves. Each committee charter is posted on our website. From time to time, our Board may also establish other, special committees when necessary to address specific issues.

Audit Committee

The audit committee currently consists of Philippe Deschamps, Christopher Cochran and Gene Salkind, with Mr. Deschamps serving as the chair of the committee. Each of the members of the Company’s audit committee satisfy the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of Nasdaq. The Company also determines that Mr. Deschamps qualifies as an “audit committee financial expert” as defined in the SEC rules and will satisfy the financial sophistication requirements of Nasdaq. Our Audit Committee met 1 time during 2022. The Company’s audit committee is responsible for, among other things, oversight of: (i) appointing (and recommending that the Board submit for stockholder ratification, if applicable) compensate, retain and oversee the work performed by the independent auditor retained for the purpose of preparing or issuing an audit report or performing other audit or audit-related services, (ii) reviewing the performance and independence of the independent auditor, (iii) pre-approving all audit, review, and non-audit services (including any internal control-related services) to be provided to the Company or its subsidiaries by the independent auditor, (iv) discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Company’s interim and year-end financial statements, (v) developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters, (vi) reviewing the Company’s policies on and overseeing risk assessment and risk management, including enterprise risk management; and (vii) reviewing the adequacy and effectiveness of internal control policies and procedures and the Company’s disclosure controls and procedures.

Compensation Committee

The compensation committee currently consists of Tara Maria DeSilva, Christopher Cochran and Gene Salkind, with Mr. Cochran serving as the chair of the committee. Each of the members of the Company’s compensation committee meet the requirements for independence under the under the applicable rules and regulations of the SEC and rules of Nasdaq. Our Compensation Committee met 1 time during 2022. The Company’s compensation committee is responsible for, among other things: (i) developing and reviewing compensation policies and practices applicable to executive officers, (ii) reviewing, approving or recommending for approval by the Board, compensation for executive officers, including without limitation salary, bonus, incentive compensation, perquisites and equity compensation, (iii) reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof, (iv) supervising, administering and evaluating incentive, equity-based and other compensatory plans of the Company in which executive officers and key employees participate; and (v) reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans.

Nominating and Governance Committee

The nominating and corporate governance committee currently consists of Tara Maria DeSilva, Philippe Deschamps and Christopher Cochran, with Mr. Cochran serving as the chair of the committee. Each of the members of the nominating and corporate governance committee meets the requirements for independence under the applicable rules and regulations of the SEC and rules of Nasdaq. Our Nominating and Corporate Governance Committee met 1 time during 2022.The nominating and corporate governance committee is responsible for, among other things: (ii) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, (ii) recommending to the Board the persons to be nominated for election as directors by stockholders and the persons (if any) to be elected by the Board to fill any vacancies on the Board, (iii) recommending to the Board the directors to be appointed to each committee of the Board, (iv) developing and recommending to the Board corporate governance guidelines; and (v) overseeing the evaluation of the Board.

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Strategic Advisory Committee

In 2022 we formed a Scientific Advisory Board, which contributes key guidance on the advancement of our product portfolio. The Scientific Advisory Board is comprised of three renowned scientific researchers from the Karolinska Institutet, Stockholm, Sweden; Evren Alici, M.D., Ph.D.; Hans-Gustaf Ljunggren, M.D., Ph.D; and Arnika Kathleen Wagner, Ph.D.

Director Compensation

Our non-employee directors may receive cash and/or compensation for their service as directors.

Our five non-employee directors did not receive any compensation during 2022. Since 2022 our non-employee directors have each received (i) options to acquire up to 30,000 with an exercise price equal to the fair market value of our common stock on the date of grant, which options vest over time, and (ii) cash payments equal to $3,333.

NASDAQ BOARD DIVERSITY RULES AND MATRIX

On August 6, 2021, the SEC approved new board diversity rules for Nasdaq-listed companies. The requirement is intended to make consistent and comparable statistics widely available to investors regarding the number of diverse directors serving on a Nasdaq-listed company’s board. In compliance with Nasdaq Rule 5606, the Company is including the following Board Diversity Matrix, which provides the self-identified demographic information for our directors as of September 30, 2023. Each of the categories listed in the table below has the meaning as set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of September 30, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender
Directors	1	6	-	-
Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	1	6	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did not Disclose Demographic Background	-

The Company is aware of the diversity requirements under Nasdaq and will continue to seek qualified candidates for the Board that satisfy the diversity standards in the future. If we do not meet these criteria, we will be required to disclose the reasons for non-compliance. We intend to meet the requirements by the specified deadlines, provided that no assurances can be made that we will be able to attract and retain two or more directors meeting such requirements. Please note that the specific requirements and deadlines for the Nasdaq diversity rules vary depending on whether we continue to qualify as a smaller reporting company and the specific filing dates of the applicable proxy statement for our annual meetings, and as such, the preceding summary of the rules is subject to change from time to time.

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PROPOSAL NO. 2:

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Turner, Stone & Company, LLP served as our independent registered public accounting firm for the year ended December 31, 2022. At the Annual Meeting, stockholders will be asked to ratify the reappointment of Tuner Stone & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2023, and until the next annual meeting of stockholders.

We have been advised by Turner, Stone & Company, LLP that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

Appointment of Independent Registered Public Accounting Firm

Our Audit Committee appoints our independent registered public accounting firm. In this regard, our Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the reappointment of Turner, Stone & Company, LLP for the fiscal year ending 2023 to our stockholders because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and our Audit Committee to consider the selection of a different firm. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accounting Fees and Services

The table below sets forth the aggregate fees for services related to the fiscal years ended December 31, 2022 and 2021 by Tuner Stone & Company, LLP.

	2022	2021
Audit Fees (1)	$92,550	$148,564
Total	$92,550	$148,564

(1)	Audit fees consist of fees billed for services rendered for the audit of our financial statements included in our annual reports on Form 10-K and review of our financial statements included in our quarterly reports on Form 10–Q.

Pre-Approval Policies and Procedures

Pursuant to the Audit Committee Charter, the Committee, or the Chair of the Committee, shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. For the fiscal year ended December 31, 2022, all fees paid have been approved by the Audit Committee.

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Auditors Representation at the Meeting

Representatives of the principal accountant for the current year and the most recently completed fiscal year will be present at the Annual Meeting, and therefore they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the ratification of the reappointment of Tuner Stone & Company, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, and until the next annual meeting of stockholders be APPROVED.

The Board recommends a vote "FOR" the ratification of the reappointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending 2023.

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AUDIT COMMITTEE REPORT

Coeptis management is responsible for establishing and maintaining effective internal controls and preparing Coeptis' consolidated financial statements. Turner, Stone & Company, LLP is responsible for expressing an opinion on Coeptis Therapeutics Holdings’ consolidated financial statements as to whether they present fairly, in all material respects, Coeptis Therapeutics Holdings’ financial position, results of operations and cash flows, in conformity with GAAP. The Audit Committee is responsible for overseeing these activities.

We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022 with Coeptis Therapeutics Holdings' management and with Turner, Stone & Company, LLP, including the results of the independent registered public accounting firm's audit of Coeptis' financial statements. We have also discussed with Turner, Stone & Company, LLP all matters required to be discussed by the Standards of PCAOB for communication with audit committees.

We have also received and reviewed the written disclosures and the letter from Turner, Stone & Company, LLP required by applicable requirements of the PCAOB regarding Turner, Stone & Company, LLP's communications with the Audit Committee concerning independence, and have discussed with Turner Stone & Company, LLP its independence from Coeptis, as well as any relationships that may impact Turner, Stone & Company, LLP's objectivity and independence.

Based on our review of the matters noted above and our discussions with Coeptis' management and independent registered public accountants, we recommended to the Board of Directors that the audited consolidated financial statements be included in Coeptis Therapeutics Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors
Philippe Deschamps (Chair) Christopher Cochran Gene Salkind

This report of our Audit Committee shall not be deemed “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. Further, this report will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

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PROPOSAL NO. 3:

APPROVAL OF THE ISSUANCE THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE WARRANTS ORIGINALLY ISSUED BY THE COMPANY IN JUNE 2023 AND OCTOBER 2023

Background

October 2023 Warrants

As previously disclosed, on October 23, 2023, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) for the issuance and sale in a private placement (the “Private Placement”) of (i) 777,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 1,223,000 shares of Common Stock, (iii) Series A warrants (the “October Series A Warrants”) to purchase 2,000,000 shares of Common Stock, and (iv) Series B Warrants (the “October Series B Warrants” and collectively together with the October Series A Warrants , the “October Warrants”) to purchase 2,000,000 shares of Common Stock for a combined purchase price per Share and accompanying Series A Warrant and Series B Warrant of $1.00 and a combined purchase price per Pre-Funded Warrant and accompanying Series A Warrant and Series B Warrant of $0.999. The October Warrants have an exercise price of $1.36 per share.

In connection with the Private Placement, the Company also issued placement agent warrants (the “Placement Agent Warrants”) to purchase 120,000 shares of our common stock at an exercise price of $1.40 per share.

June 2023 Warrants

As previously disclosed, on June 13, 2023, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc. (the “Underwriter”), pursuant to which the Company issued and sold, in a registered public offering by the Company (the “Offering”) (i) 2,150,000 shares of common stock (the “Shares”), (ii) 1,350,000 pre-funded warrants (the “Pre-funded Warrants”), and (iii) 3,062,500 Series A Warrants with an exercise price of $1.65 per share and which are exercisable for a period of five years commencing six months after the issuance date (the “June Series A Warrants”), and (iv) 3,062,500 Series B Warrants with an exercise price of $1.65 per share and which are exercisable for a period of five years commencing six months after the issuance date (the “June Series B Warrants, and collectively together with the June Series A Warrants, the “June Warrants”, and together with the October Warrants, the Placement Agent Warrants and the Underwriter Warrants (defined below), the “Warrants”). In connection with the Offering, on October 26, 2023, the Company entered into a Warrant Amendment Agreement (the “Warrant Amendment”) with June Warrant holders, to amend the June Warrants to (i) reduce the exercise price of the June Warrants to $1.36 per share and (ii) amend the initial exercise date of the June Warrants to be the earlier of (a) the date on which stockholder approval is received for the issuance of the shares of common stock underlying the June Warrants or (b) April 26, 2024.

In connection with the Offering, the Company also issued underwriter’s warrants (the “Underwriter’s Warrants”) to purchase 210,000 shares of our common stock at an exercise price of $1.25 per share. In accordance with the Warrant Amendment the exercise price was amended to $1.36 per share.

Nasdaq Listing Rule 5635(d)

The Purchase Agreement and Warrant Amendment required that we call and hold a meeting of our stockholders for the purpose of requesting approval (“Stockholder Approval”) of the issuance of shares of common stock underlying the Warrants pursuant to Nasdaq Listing Rule 5635(d).

Nasdaq Listing Rule 5635(d) provides that stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction. See “— Reasons for Stockholder Approval” below.

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In light of this rule, the Purchase Agreement and the Warrants provide that the holders of the Warrants are prohibited from exercising the Warrants until the earlier of when Stockholder Approval is obtained, or until April 26, 2024. If Stockholder Approval is not obtained at this stockholder meeting, then the Company is obligated to cause stockholder meetings to be held until Stockholder Approval is obtained or until April 26, 2024.

Accordingly, at the Annual Meeting, stockholders will vote on the approval of the issuance of securities in the transaction contemplated by the Purchase Agreements and the Warrants, including the shares of common stock issuable upon exercise of the Warrants. The following is a summary of the material features of the Warrants.

The Warrants

The October Warrants are exercisable on or after the earlier of (i) the date on which our stockholders approve the issuance of the shares of common stock that are issuable upon exercise of the Warrants, or (ii) April 26, 2024 at an exercise price of $1.36 per share, which was the closing price of our shares of common stock on Nasdaq Capital Market as of the trading date immediately preceding the pricing. The October Series A Warrants have a term of exercise equal to eighteen (18) months and the October Series B Warrants have a term of exercise equal to 5 and one-half (5.5) years. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until the Pre-Funded Warrants are exercised in full at an exercise price of $0.001 per share. The Warrants also contain a cashless exercise option at the election of the holder under certain circumstances. The Warrants were previously filed by the Company with its Current Report on Form 8-K that was filed the SEC on October 26, 2023.

The June Warrants are exercisable on or after the earlier of (i) the date on which our Stockholders approve the issuance of the shares of common stock that are issuable upon exercise of the Warrants, or (ii) April 26, 2024 at an exercise price of $1.36 per share, pursuant to the Warrant Amendment Agreement. The June Warrants have a term of exercise equal to five years commencing six months after the issuance date of the June Warrants. The June Warrants issued are fixed priced and do not contain any variable pricing, resets or priced based anti-dilution features. The June Pre-Funded Warrants have all been exercised in full. The June Warrants were previously filed by the Company with its Current Report on Form 8-K that was filed the SEC on June 16, 2023.

The Placement Agent Warrants have the same term as the October Series B Warrants, but with an exercise price of $1.40 per share, and the Underwriter Warrants have the same terms as the June Series B Warrants, but with an exercise price of $1.25 per share.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market, and, as such, we are subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

The board has determined that the ability to issue securities pursuant to the Warrants is in the best interests of the Company and its stockholders in order to comply with the terms of the Purchase Agreements and to receive the economic benefits of the Warrants upon exercise thereof.

Effect of Failure to Obtain Stockholder Approval

Pursuant to the Purchase Agreement we are obligated to cause stockholder meetings to be held until Stockholder Approval is obtained, or until April 26, 2024.

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Effect of Approval

Upon obtaining Stockholder Approval requested in this proposal, we would no longer be bound by Nasdaq Listing Rule 5635(d)’s restriction on the number or shares of common stock we are able to issue under the Warrants.

Each additional common share that would be issuable to the holders of the Warrants would have the same rights and privileges as each of our currently authorized common shares.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Vote of Stockholders

Accordingly, we ask our stockholders to provide an affirmative vote of a majority of the votes cast at the Annual Meeting to approve Proposal No. 3.

The Board recommends a vote "FOR" the approval of the issuance of shares of Common Stock issuable upon the exercise of the Warrants.

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PROPOSAL NO. 4:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.

We are asking our stockholders to indicate their support for our executive compensation. This proposal, commonly known as a Say On Pay proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement in accordance with the SEC’s compensation disclosure rules.

This advisory vote on executive compensation is not binding, however, the Board and Compensation Committee value the opinions expressed by our stockholders and will consider the outcome of the vote when making future decisions on our executive compensation.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Coeptis Therapeutics Holdings' Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

The Board recommends a vote "FOR" the approval of the Company’s executive compensation.

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EXECUTIVE OFFICERS

The following persons are our executive officers and hold the positions set forth opposite their name.

Executive Officers and Directors	Age	Position
David Mehalick	55	Chief Executive Officer
Daniel Yerace	40	Vice President of Operations
Brian Cogley	37	Chief Financial Officer
Colleen Delaney	56	Chief Scientific and Medical Officer
Christine Sheehy	56	Vice President of Compliance and Secretary

Below are the biographies for those executive officers whose biographies are not already set forth above under the Director Biographies:

Brian Cogley – Chief Financial Officer - Mr. Cogley commenced as our Chief Financial Officer in May of 2023. He has over 15 years of accounting and finance experience, having previously held positions of increasing authority at two “Big 4” accounting firms and served on the management teams of multiple companies in diverse industries. An accountant by training, Mr. Cogley arrives at Coeptis with a 15-year career in corporate finance and accounting during which he advised and led the financial operations for companies spanning multiple industries including life sciences, pharmaceuticals, financial services, and manufacturing. Most recently, Mr. Cogley was a Senior Manager, Accounting Advisory at CFGI, LLC where he served pharmaceutical and financial services clients in technical accounting implementations and execution, interim Controller roles, interim SEC Reporting Manager roles, segment reporting and carve-out engagements. Prior to joining CFGI, Mr. Cogley held the position of Vice President of Finance & Accounting at NexTier Bank where he was a member of the Company’s senior management team and led its accounting and finance operations, including the general ledger, financial planning and analysis, internal and external financial reporting, and human resources. Prior to NexTier, Mr. Cogley held the position of Global Cash Manager for Calgon Carbon Corporation, where he was responsible for all daily cash decisions across the global enterprise. Before joining Calgon Carbon, Mr. Cogley was a Financial Analyst at TriState Capital Bank where he was responsible for building its Sarbanes-Oxley control environment, SEC/regulatory reporting and new system implementation, while also working on various process improvement projects. Mr. Cogley began his career at KPMG, LLP, providing audit and assurance services to a variety of clients in the financial services industry. Mr. Cogley earned a B.A. with a concentration in accounting and a Master of Business Administration with a concentration in finance from Duquesne University.

Colleen Delaney - Chief Scientific and Medical Officer. Colleen Delaney, M.D., M.Sc. recently joined Coeptis, and brings more than two decades of experience to the Company. Dr. Delaney, is a trained oncologist and stem cell transplant physician scientist. A highly accomplished and greatly respected leader, Dr. Delaney is pioneering methods to make umbilical cord blood transplants more available and successful worldwide. As a trained oncologist and stem cell transplant physician scientist with expertise in the translation of scientific discovery to clinical practice, she is proficient in all aspects of cell therapy product development, from initial discovery to pre-clinical and Investigational New Drug (IND)-enabling studies, manufacturing, global regulatory experience, and clinical trial design. She has served on federal advisory committees focused on multiple cell and gene therapy and acted as a director for several nonprofit associations. In addition to her industry experience, Dr. Delaney is a clinical professor at the University of Washington, Division of Pediatric Hematology/Oncology, and is an affiliate and former professor at the Fred Hutchinson Cancer Research Center, where she also held the Madeline Dabney Adams Endowed Chair in Acute Myeloid Leukemia research. She earned her B.A in Molecular Biology and Biochemistry from Wesleyan University, her MSc in Social Research and Social Policy from Oxford University and her M.D. from Harvard Medical School.

Christine Sheehy — Vice President of Compliance and Secretary: Ms. Sheehy served as the Company’s Chief Financial Officer from our inception until May of 2023. Ms. Sheehy has over 25 years of experience in the pharmaceutical business, including globally commercializing drug products and working in development of targeted therapeutics including cell and gene therapies. Since 2017, she has served as our Director, Chief Financial Officer and Secretary. From 2010 to 2016, Ms. Sheehy served as the Senior Vice-President of Operations for Kadmon Pharmaceuticals, a clinical and commercial phase pharmaceutical company. From 2001 to 2010, she served as the Vice-President of Operation of Three Rivers Pharmaceuticals, a start-up pharmaceutical company which was acquired by Kadmon Pharmaceuticals in 2010. During that time, she launched branded and generic products in the U.S., leading the operational business. Ms. Sheehy earned a bachelor’s degree in accounting from Penn State University.

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EXECUTIVE COMPENSATION

The following is a discussion and analysis of the compensation arrangements for our named executive officers, or NEOs. We are currently considered a “smaller reporting company” for purposes of the SEC’s executive compensation disclosure rules. In accordance with such rules, we are providing a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David Mehalick	2022	$286,615	75,000	–	–	–	–	–	$361,615
Chairman, CEO and President	2021	$216,500	–	–	–	–	–	–	$216,500

Daniel Yerace	2022	$285,346	75,000	–	–	–	–	–	$360,346
Vice President of Operations	2021	$205,000	–	–	–	–	–	–	$205,000

Christine Sheehy*	2022	$150,999	75,000	–	–	–	–	–	$225,999
Former Chief Financial Officer	2021	$133,500	–	–	–	–	–	–	$133,500

* Ms. Sheehy stepped down as Chief Financial Officer in 2023 and remains with the Company as Vice President of Compliance and Secretary.

Employment Agreements with Directors and Officers

The Company is party to employment agreements with David Mehalick, Collen Delaney and Daniel Yerace, each of which are described below. The Company does not currently have employment agreements with any of its other officers and directors.

David Mehalick:    David Mehalick, our President and Chief Executive Officer, entered into an employment agreement with Coeptis Therapeutics, Inc. on February 21, 2022 (the “Effective Date”) covering Coeptis and its subsidiary, Coeptis Pharmaceuticals. The employment agreement is in effect immediately and will remain in effect until the termination of the employment agreement by either party in accordance with Section 5 of the employment agreement. Mr. Mehalick shall report to the Board of Directors and shall have the duties, responsibilities and authority as may from time to time be assigned to him by the Board of Directors. Under the employment agreement, Coeptis currently pays to Mr. Mehalick an annualized salary at the rate of $360,000. Mr. Mehalick will also receive a guaranteed bonus equal to twenty (20%) of his base salary for each calendar year, and will be eligible to receive merit bonuses, certain milestone bonuses and awards of stock options, restricted stock units or other equity awards pursuant to any plans or arrangements that Coeptis may have in effect from time to time. The foregoing is a summary does not purport to be complete and is qualified in its entirety by reference Mr. Mehalick’s employment agreement, which is filed as Exhibit 4.1 to Coeptis’ Current Report on Form 8-K filed on February 21, 2022. This employment agreement was assumed by the Company in connection with the Merger.

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Daniel Yerace:    Daniel A. Yerace, our Vice President of Operations, entered into an employment agreement with Coeptis on the Effective Date covering Coeptis and its subsidiary, Coeptis Pharmaceuticals. The employment agreement is in effect immediately and will be effective from the Effective Date until the termination of the employment agreement by either party in accordance with Section 5 of the employment agreement. Mr. Yerace reports to the President of Coeptis and has the duties, responsibilities and authority as may from time to time be assigned to him by Coeptis’ President. Under the employment agreement, Coeptis currently pays to Mr. Yerace an annualized salary at the rate of $360,000. Mr. Yerace will also receive a guaranteed bonus equal to twenty (20%) of his base salary for each calendar year, and will be eligible to receive merit bonuses, certain milestone bonuses and awards of stock options, restricted stock units or other equity awards pursuant to any plans or arrangements that Coeptis may have in effect from time to time. The foregoing summary does not purport to be complete and is qualified in its entirety by reference by Mr. Yerace’s employment agreement, which is filed as Exhibit 4.1 to Coeptis’ Current Report on Form 8-K filed on February 21, 2022. This employment agreement was assumed by the Company in connection with the Merger.

Brian Cogley:    Mr. Cogley joined the Company in 2023. For 2023, Mr. Cogley is currently to receive, (i) an initial base salary of $200,000 per year, (ii) eligibility for annual discretionary bonus, (iii) participation in the Company’s stock incentive plan with the number of stock options to be determined and (iv) additional benefits generally available to other salaried employees of the Company. Mr. Cogley’s employment is “at will”.

Collen Delaney. Dr. Delaney joined the Company in 2023. For 2023, Dr. Delaney is currently to receive, (i) an initial base salary of $360,000 per year, (ii) an annual bonus of 20% of base salary plus eligibility for additional annual discretionary bonus, (iii) participation in the Company’s stock incentive plan with the number of stock options to be determined and (iv) additional benefits generally available to other salaried employees of the Company. Dr. Delaney’s employment is “at will”.

Outstanding Equity Awards at Fiscal Year End

The Company had no outstanding equity awards as at December 31, 2021 or December 31, 2022.

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PROPOSAL NO. 5:

APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2022 EQUITY INCENTIVE PLAN, AS AMENDED, OR THE 2022 PLAN, TO ADD 5,000,000 SHARES FOR ISSUANCE UNDER THE 2022 PLAN

On November 6, 2023, our Board of Directors unanimously approved, subject to stockholder approval at the meeting, the amendment to the 2022 Equity Incentive Plan, as amended, or the 2022 Plan, to add 5,000,000 shares for issuance under the 2022 Plan. The amendment to the 2022 Plan will allow us to issue an additional 5,000,000 shares under the 2020 Plan pursuant to awards granted under the 2022 Plan.

The amendment to the 2022 Plan is being submitted to stockholders for approval at the meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Approval by our stockholders of the amendment to the 2022 Plan is also required by the listing rules of The Nasdaq Stock Market.

We believe that the effective use of stock-based long-term compensation is vital to our ability to achieve strong performance in the future. Awards under the 2022 Plan are intended to attract, retain and motivate key individuals, further align employee and stockholder interests, and closely link compensation with our corporate performance. We believe that the 2022 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future employees, consultants and directors.

The Board of Directors believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2022 Plan (which was 682,500 shares as of November 3, 2023) is not sufficient for future granting needs. The 2022 Plan initially fixed the number of shares of common stock authorized for issuance thereunder at 2,340,000. Based on the closing price of our common stock as reported on The Nasdaq Stock Market on November __, 2023 ($___), the market value of the shares remaining available for grant (__________) plus the number of shares proposed to be added to the 2022 Plan as part of this amendment (5,000,000) would be $_________. The Compensation Committee has considered our historical annual burn rate in granting awards and believes that our burn rate is reasonable for a pre-clinical-stage biotechnology company that is prudently planning for success.

2022 Incentive Plan - Summary

The following is a summary of the principal features of the 2022 Equity Incentive Plan (the “Plan”). This summary does not purport to be a complete description of all of the provisions of the 2022 Equity Incentive Plan and it is qualified in its entirety by reference to the full text of the 2022 Equity Incentive Plan.

Eligibility and Administration. Employees, consultants and directors of the Company and its subsidiaries may be eligible to receive awards under the 2022 Equity Incentive Plan. Currently, we have seven employees and five non-employee directors. All seven employees, and all five non-employee directors and two consultants have received awards under the 2022 Equity Incentive Plan.

Awards. The 2022 Equity Incentive Plan provides for the grant of ISOs within the meaning of Section 422 of the Internal Revenue Code (the “Code”) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights (“SARs”), Restricted Stock Awards, Restricted Stock Unit (“RSU”) awards, Performance Awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares. The maximum number of shares of our Common Stock that may be issued under the 2022 Equity Incentive Plan is currently 2,340,000.

Shares subject to stock awards granted under the Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our Plan. Shares withheld under a stock award to satisfy the exercise, strike or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under our Plan. If any shares of our Common Stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares, (ii) to satisfy the exercise, strike or purchase price of an award or (iii) to a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or satisfy reacquired will revert to and again become available for issuance under the Plan. Any shares previously issued which are reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the Plan.

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Plan Administration. Our Board, or, if assigned authority by the Board, the Compensation Committee of the Board (the “Committee”), will have the authority to administer the Plan, unless and until the Board delegates some or all of the administration of the Plan to a different Committee or Committees of the Board. The Committee may delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards and (ii) determine the number of shares subject to such stock awards. The Committee will have the power, subject to, and within the limitations of, the express provisions of the Plan to determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award. The Committee will also be granted with the power to construe and interpret the Plan and Awards granted under it, correct any deficiencies or omissions in the Plan to make the Plan or Award fully effective, to settle all controversies regarding the Plan and any Award, to accelerate the time at which an Award may first be exercised or the time during which an Award will vest, to prohibit the exercise of any Option, SAR or exercisable award for administrative convenience, to approve forms of Award Agreements under the Plan, and to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company.

Stock Options. ISOs and NSOs are granted under stock option agreements in a form approved by the Committee. The Committee determines the exercise price for stock options, within the terms and conditions of the Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the Plan vest at the rate specified in the stock option agreement as determined by the Committee.

The Committee determines the term of stock options granted under the Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement, or other written agreement between us and the recipient approved by the Committee, provide otherwise, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death or Cause (as defined in the Plan), the option holder may generally exercise any vested options for a period of three months following the cessation of service. If an option holder’s service relationship with us or any of our affiliates ceases due to death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an option holder’s service relationship with us or any of our affiliates ceases due to disability, the option holder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Committee and may include (i) cash, check, bank draft or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of our Common Stock previously owned by the option holder, (iv) a net exercise of the option if it is an NSO or (v) other legal consideration approved by the Board.

Unless the Committee provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the Committee or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

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Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements in a form approved by the Committee. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the Committee or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient approved by the Committee, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements in a form approved by the Committee. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The Committee determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements in a form approved by the Committee. The Committee determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant. A stock appreciation right granted under the Plan vests at the rate specified in the stock appreciation right agreement as determined by the Committee. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment as determined by the Board and specified in the stock appreciation right agreement.

The Committee determines the term of stock appreciation rights granted under the Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

The performance goals may be based on any measure of performance selected by the board of directors or the Committee. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

Other Stock Awards. The Committee may grant other awards based in whole or in part by reference to our Common Stock. The Compensation Committee will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

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Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $200,000 in total value; provided that such amount will increase to $400,000 for the first year for newly appointed or elected non-employee directors.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iv) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the Plan in the event of a corporate transaction (as defined in the Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Committee at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the board of directors may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Stock.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopts our Plan. No stock awards may be granted under our Plan while it is suspended or after it is terminated.

Summary of Material United States Federal Income Tax Consequences of the 2022 Equity Incentive Plan

The following is a summary of the principal federal income tax consequences of option grants and other awards under the 2022 Equity Incentive Plan. Optionees and recipients of other rights and awards granted under the 2022 Equity Incentive Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

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Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options. The 2022 Equity Incentive Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

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Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2022 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

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OWNERSHIP OF COMMON STOCK

The following table sets forth certain information regarding our Common Stock beneficially owned on November 3, 2023, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding common stock; (ii) all directors; (iii) all named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock subject to options or warrants that are exercisable as of the date of this prospectus or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on 34,108,036 shares of common stock outstanding as the date of this prospectus.

Unless otherwise indicated and subject to applicable community property and similar laws, we believe that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name of Beneficial Ownership(1)	Shares Owned		Percentage
Executive Officers and Directors
David Mehalick	3,457,561	(2)	10.09%
Daniel Yerace	1,060,605	(3)	3.10%
Christopher Calise	1,475,815	(4)	4.20%
Tara DeSilva	30,000	(5)	*
Philippe Deschamps	30,000	(5)	*
Christopher Cochran	30,000	(5)	*
Gene Salkind	272,546	(6)	*
Brian Cogley	25,000	(7)	*
Christine Sheehy	1,010,605	(3)	3.10%
Colleen Delaney	50,000	(8)	*
Officer and Directors as a Group (10 persons)	7,332,132		21.49%

Greater than 5% Holders (2 persons)
Biofin Ventures, LLC (9)	2,400,000		7.03%
Leonite Fund I LP (10)	2,250,000		6.05%

_______________

*	Less than 1.0%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Coeptis Therapeutics, Inc., 105 Bradford Rd, Suite 420, Wexford, PA 15090.
(2)	Includes 156,250 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 468,750 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.
(3)	Includes 50,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 150,000 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.
(4)	Includes (i) 942,117 shares of common stock that are issuable under currently exercisable options and (ii) 30,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days.
(5)	Represents 30,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days.
(6)	Includes (i) 84,217 shares of common stock that are held as JTWROS with Catherine Salkind, (ii) 57,268 shares of common stock issuable upon exercise of currently exercisable warrants held as JTWROS with Catherine Salkind, (iii) 101,061 shares of common stock that are issuable upon currently exercisable warrants and (iv) 30,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days.
(7) (8)

Represents 25,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 75,000 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.

Represents 50,000 shares of common stock that are issuable upon exercise of options that are or will become exercisable in the next 60 days. Does not include 150,000 shares of common stock that are issuable upon exercise of options that are not currently exercisable and will not become exercisable in the next 60 days.

(9)	Joshua Lewis is the manager of this entity and possesses voting control over securities owned by it.
(10)	Avi Gellar is the manager of this entity and possesses voting control over securities owned by it.

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Prohibition on Hedging

Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow an officer, director or employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the officer, director or employee to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the officer, director or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.

Policy on Stock Pledging

Our Insider Trading Policy prohibits the pledging of our securities as collateral to secure loans.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our officers, directors and 10% stockholders file reports of ownership and changes of ownership of our common stock with the SEC and Nasdaq. Based on a review of copies of these reports provided to us and written representations from officers and directors, we believe that all filing requirements were timely met during 2022.

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CERTAIN RELATIONSHIPS AND RELATED PARTY AND OTHER TRANSACTIONS

Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and "Executive Compensation," there were no transactions during the year ended December 31, 2022 in which:

•	we have been or are to be a participant;
•	the amount involved exceeded or exceeds $120,000; and
•	any of our directors, executive officers or holders of more than five percent of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Limitation of Liability and Indemnification Matters

Our Certificate of Incorporation limits the liability of our directors for monetary damages for breach of their fiduciary duty as directors, except to the extent such exemption or limitation thereof is not permitted under the Delaware General Corporate Law and applicable law. Delaware law provides that such a provision may not limit the liability of directors:

•	for any breach of their duty of loyalty to us or our stockholders;
•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	for unlawful payment of dividend or unlawful stock repurchase or redemption, as provided under Section 174 of the DGCL; or
•	for any transaction from which the director derived an improper personal benefit.

Any amendment, repeal or modification of these provisions will be prospective only and would not affect any limitation on liability of a director for acts or omissions that occurred prior to any such amendment, repeal or modification. Our Certificate of Incorporation also requires us to pay any expenses incurred by any director or officer in defending against any such action, suit or proceeding in advance of the final disposition of such matter to the fullest extent permitted by law.

We believe that the limitation of liability provision in our Certificate of Incorporation and the indemnification agreements facilitate our ability to continue to attract and retain qualified individuals to serve as directors and officers.

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OTHER BUSINESS

Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE READ THE PROXY STATEMENT AND THEN SUBMIT A PROXY TO VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

By Order of the Board of Directors,

David Mehalick
Chairman

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